                                                                   EXHIBIT 99.e5

                     AMENDMENT NO. 4 TO AMENDED AND RESTATED
                             DISTRIBUTION AGREEMENT

     THIS AMENDMENT NO. 4 TO AMENDED AND RESTATED DISTRIBUTION AGREEMENT is made as of the 1st day of May 2004,  by and between  each of the open end  management investment  companies  listed on Schedule A,  attached  hereto,  as of the dates noted on such Schedule A, together with all other open end management investment companies  subsequently  established  and  made  subject  to this  Agreement  in accordance  with  Section 11 (the  "Issuers")  and American  Century  Investment
Services, Inc.  ("Distributor").  Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Distribution Agreement.

                                    RECITALS

     WHEREAS,  the Issuers  (other than  American  Century  Quantitative  Equity
Funds, Inc., a Maryland corporation ("ACQEF, Inc.")) and Distributor are parties to a certain Amended and Restated Distribution Agreement dated September 3, 2002 and  amended  December  31,  2002,  August 29, 2003 and  February  27, 2004 (the
"Distribution Agreement"); and

     WHERAS,  Distributor  and  Issuers  now  desire to amend  the  Distribution
Agreement to add ACQEF, Inc. as a party thereto;

     NOW,  THEREFORE,  in consideration of the mutual promises set forth herein, the parties hereto agree as follows:

     1.  Schedules A, B, C, D, E, F, G, H, I, J, K, L and M to the  Distribution
Agreement are hereby  amended by deleting the text thereof in their entirety and inserting in lieu  therefor the Schedules A, B, C, D, E, F, G, H, I, J, K, L and
M attached hereto.

     2. After the date hereof,  all  references  to the  Distribution  Agreement shall be deemed to mean the  Distribution  Agreement,  as amended to-date and as amended by this Amendment No. 4.

     3. In the event of a conflict between the terms of this Amendment No. 4 and the Distribution  Agreement, as amended, it is the intention of the parties that the terms of this Amendment No. 4 shall control and the Distribution  Agreement, as amended,  shall be interpreted on that basis. To the extent the provisions of the  Distribution  Agreement  have not been amended by this Amendment No. 4, the parties hereby confirm and ratify the Distribution Agreement.

     4. This Amendment No. 4 may be executed in two or more  counterparts,  each of which shall be an original and all of which  together  shall  constitute  one instrument.

     IN WITNESS  WHEREOF,  the undersigned have executed this Amendment No. 4 as of the date first above written.

                               AMERICAN CENTURY INVESTMENT SERVICES, INC.

                               By:  /s/ David C. Tucker
                                    --------------------------------------------
                               Name: David C. Tucker
                               Title:  Senior Vice President

                               AMERICAN CENTURY CALIFORNIA TAX-FREE AND
                                    MUNICIPAL FUNDS
                               AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                               AMERICAN CENTURY GOVERNMENT INCOME TRUST
                               AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                               AMERICAN CENTURY INVESTMENT TRUST
                               AMERICAN CENTURY MUNICIPAL TRUST
                               AMERICAN CENTURY MUTUAL FUNDS, INC.
                               AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
                               AMERICAN CENTURY STRATEGIC ASSET
                                   ALLOCATIONS, INC.
                               AMERICAN CENTURY TARGET MATURITIES TRUST
                               AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
                               AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
                               AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

                               By:   /s/ Charles C. S. Park
                                     -------------------------------------------
                               Name:   Charles C. S. Park
                               Title:  Vice President

                                       2

                                   SCHEDULE A

           Companies and Funds Covered by this Distribution Agreement

Fund                                                           Date of Agreement
----                                                           -----------------

AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
>>  California High-Yield Municipal Fund                       March 13, 2000
>>  California Tax-Free Money Market Fund                      March 13, 2000
>>  California Limited-Term Tax-Free Fund                      March 13, 2000
>>  California Intermediate-Term Tax-Free Fund                 March 13, 2000
>>  California Long-Term Tax-Free Fund                         March 13, 2000

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>  Equity Income Fund                                         March 13, 2000
>>  Real Estate Fund                                           March 13, 2000
>>  Value Fund                                                 March 13, 2000
>>  Small Cap Value Fund                                       March 13, 2000
>>  Equity Index Fund                                          March 13, 2000
>>  Large Company Value Fund                                   March 13, 2000
>>  Mid Cap Value Fund                                         February 27, 2004

AMERICAN CENTURY GOVERNMENT INCOME TRUST
>>  Government Bond Fund (formerly Long-Term Treasury Fund)    March 13, 2000
>>  Government Agency Money Market Fund                        March 13, 2000
>>  Short-Term Government Fund                                 March 13, 2000
>>  Ginnie Mae Fund (formerly GNMA Fund)                       March 13, 2000
>>  Inflation-Adjusted Bond Fund (formerly                     March 13, 2000
      Inflation-Adjusted Treasury Fund)
>>  Capital Preservation Fund                                  March 13, 2000

AMERICAN CENTURY INTERNATIONAL BOND FUNDS
>>  International Bond Fund                                    March 13, 2000

AMERICAN CENTURY INVESTMENT TRUST
>>  Prime Money Market Fund                                    March 13, 2000
>>  Diversified Bond Fund                                      August 1, 2001
>>  Premium Money Market Fund                                  August 1, 2001
>>  High Yield Fund                                            July 1, 2002

AMERICAN CENTURY MUNICIPAL TRUST
>>  Arizona Municipal Bond Fund (formerly Arizona              March 13, 2000
    Intermediate-Term Municipal Fund)
>>  Florida Municipal Bond Fund (formerly Florida              March 13, 2000
    Intermediate-Term Municipal Fund)
>>  Tax-Free Money Market Fund                                 March 13, 2000
>>  Tax-Free Bond (formerly Intermediate-Term
      Tax-Free Fund)                                           March 13, 2000
>>  High-Yield Municipal Fund                                  March 13, 2000

                                                                        page A-1

AMERICAN CENTURY MUTUAL FUNDS, INC.
>>  Balanced Fund                                              March 13, 2000
>>  Growth Fund                                                March 13, 2000
>>  Heritage Fund                                              March 13, 2000
>>  Select Fund                                                March 13, 2000
>>  Ultra Fund                                                 March 13, 2000
>>  Vista Fund                                                 March 13, 2000
>>  Giftrust Fund                                              March 13, 2000
>>  New Opportunities Fund                                     March 13, 2000
>>  Capital Value Fund                                         March 13, 2000
>>  Veedot Fund                                                March 13, 2000
>>  Veedot Large-Cap Fund                                      March 13, 2000
>>  New Opportunities II Fund                                  May 1, 2001
>>  Capital Growth Fund                                        February 27, 2004

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
>>  Equity Growth Fund                                         May 1, 2004
>>  Income & Growth Fund                                       May 1, 2004
>>  Global Gold Fund                                           May 1, 2004
>>  Utilities Fund                                             May 1, 2004
>>  Small Company Fund                                         May 1, 2004

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
>>  Strategic Allocation: Aggressive Fund                      March 13, 2000
>>  Strategic Allocation: Conservative Fund                    March 13, 2000
>>  Strategic Allocation: Moderate Fund                        March 13, 2000
>>  EmVee Fund                                                 August 29, 2003

AMERICAN CENTURY TARGET MATURITIES TRUST
>>  Target 2005 Fund                                           March 13, 2000
>>  Target 2010 Fund                                           March 13, 2000
>>  Target 2015 Fund                                           March 13, 2000
>>  Target 2020 Fund                                           March 13, 2000
>>  Target 2025 Fund                                           March 13, 2000
>>  Target 2030 Fund                                           December 18, 2000

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
>>  VP Balanced Fund                                           March 13, 2000
>>  VP Capital Appreciation Fund                               March 13, 2000
>>  VP International Fund                                      March 13, 2000
>>  VP Income & Growth Fund                                    March 13, 2000
>>  VP Value Fund                                              March 13, 2000
>>  VP Equity Index Fund                                       December 1, 2000
>>  VP Growth Fund                                             December 1, 2000
>>  VP Ultra Fund                                              December 1, 2000
>>  VP Vista Fund                                              December 1, 2000
>>  VP Global Growth Fund                                      December 1, 2000
>>  VP Large Company Value Fund                                December 31, 2002
>>  VP Mid Cap Value Fund                                      February 27, 2004

                                                                        page A-2

AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
>>  VP Inflation Protection Fund                               December 31, 2002

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>  Emerging Markets Fund                                      March 13, 2000
>>  International Growth Fund                                  March 13, 2000
>>  International Discovery Fund                               March 13, 2000
>>  Global Growth Fund                                         March 13, 2000
>>  Life Sciences Fund                                         June 1, 2000
>>  Technology Fund                                            June 1, 2000
>>  International Opportunities Fund                           May 1, 2001
>>  European Growth Fund                                       May 1, 2001

                                                                        page A-3

                                   SCHEDULE B

                              Investor Class Funds
Fund                                                           Date of Agreement
----                                                           -----------------

AMERICAN CENTURY CALIFORNIA TAX-FREE AND
MUNICIPAL FUNDS
>>  California High-Yield Municipal Fund                       March 13, 2000
>>  California Tax-Free Money Market Fund                      March 13, 2000
>>  California Limited-Term Tax-Free Fund                      March 13, 2000
>>  California Intermediate-Term Tax-Free Fund                 March 13, 2000
>>  California Long-Term Tax-Free Fund                         March 13, 2000

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>  Equity Income Fund                                         March 13, 2000
>>  Real Estate Fund                                           March 13, 2000
>>  Value Fund                                                 March 13, 2000
>>  Small Cap Value Fund                                       March 13, 2000
>>  Equity Index Fund                                          March 13, 2000
>>  Large Company Value Fund                                   March 13, 2000
>>  Mid Cap Value Fund                                         February 27, 2004

AMERICAN CENTURY GOVERNMENT INCOME TRUST
>>  Government Bond Fund (formerly Long-Term Treasury Fund)    March 13, 2000
>>  Government Agency Money Market Fund                        March 13, 2000
>>  Short-Term Government Fund                                 March 13, 2000
>>  Ginnie Mae Fund (formerly GNMA Fund)                       March 13, 2000
>>  Inflation-Adjusted Bond Fund (formerly
      Inflation-Adjusted Treasury Fund)                        March 13, 2000
>>  Capital Preservation Fund                                  March 13, 2000

AMERICAN CENTURY INTERNATIONAL BOND FUNDS
>>  International Bond Fund                                    March 13, 2000

AMERICAN CENTURY INVESTMENT TRUST
>>  Prime Money Market Fund                                    March 13, 2000
>>  Diversified Bond Fund                                      August 1, 2001
>>  Premium Money Market Fund                                  August 1, 2001
>>  High Yield Fund                                            July 1, 2002

                                                                        page B-1

AMERICAN CENTURY MUNICIPAL TRUST
>>  Arizona Municipal Bond Fund (formerly Arizona              March 13, 2000
      Intermediate-Term Municipal Fund)
>>  Florida Municipal Bond Fund (formerly Florida              March 13, 2000
      Intermediate-Term Municipal Fund)
>>  Tax-Free Money Market Fund                                 March 13, 2000
>>  Tax-Free Bond (formerly Intermediate-Term
      Tax-Free Fund)                                           March 13, 2000
>>  High-Yield Municipal Fund                                  March 13, 2000

AMERICAN CENTURY MUTUAL FUNDS, INC.
>>  Balanced Fund                                              March 13, 2000
>>  Growth Fund                                                March 13, 2000
>>  Heritage Fund                                              March 13, 2000
>>  Select Fund                                                March 13, 2000
>>  Ultra Fund                                                 March 13, 2000
>>  Vista Fund                                                 March 13, 2000
>>  Giftrust                                                   March 13, 2000
>>  New Opportunities Fund                                     March 13, 2000
>>  Capital Value Fund                                         March 13, 2000
>>  Veedot Fund                                                March 13, 2000
>>  Veedot Large-Cap Fund                                      March 13, 2000
>>  New Opportunities II Fund                                  May 1, 2001
>>  Capital Growth Fund                                        February 27, 2004

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
>>  Equity Growth Fund                                         May 1, 2004
>>  Income & Growth Fund                                       May 1, 2004
>>  Global Gold Fund                                           May 1, 2004
>>  Utilities Fund                                             May 1, 2004
>>  Small Company Fund                                         May 1, 2004

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
>>  Strategic Allocation: Aggressive Fund                      March 13, 2000
>>  Strategic Allocation: Conservative Fund                    March 13, 2000
>>  Strategic Allocation: Moderate Fund                        March 13, 2000
>>  EmVee Fund                                                 August 29, 2003

AMERICAN CENTURY TARGET MATURITIES TRUST
>>  Target 2005 Fund                                           March 13, 2000
>>  Target 2010 Fund                                           March 13, 2000
>>  Target 2015 Fund                                           March 13, 2000
>>  Target 2020 Fund                                           March 13, 2000
>>  Target 2025 Fund                                           March 13, 2000
>>  Target 2030 Fund                                           December 18, 2000

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
>>  VP Balanced Fund                                           March 13, 2000
>>  VP Capital Appreciation Fund                               March 13, 2000
>>  VP International Fund                                      March 13, 2000
>>  VP Income & Growth Fund                                    March 13, 2000
>>  VP Value Fund                                              March 13, 2000
>>  VP Equity Index Fund                                       December 1, 2000
>>  VP Growth Fund                                             December 1, 2000
>>  VP Ultra Fund                                              December 1, 2000
>>  VP Vista Fund                                              December 1, 2000
>>  VP Global Growth Fund                                      December 1, 2000
>>  VP Large Company Value Fund                                December 31, 2002
>>  VP Mid Cap Value Fund                                      February 27, 2004

                                                                        page B-2

AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
>>  VP Inflation Protection Fund                               December 31, 2002

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>  Emerging Markets Fund                                      March 13, 2000
>>  International Growth Fund                                  March 13, 2000
>>  International Discovery Fund                               March 13, 2000
>>  Global Growth Fund                                         March 13, 2000
>>  Life Sciences                                              June 1, 2000
>>  Technology Fund                                            June 1, 2000
>>  International Opportunities Fund                           May 1, 2001
>>  European Growth Fund                                       May 1, 2001

                                                                        page B-3

                                   SCHEDULE C

                            Institutional Class Funds

Fund                                                           Date of Agreement
----                                                           -----------------

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>  Equity Income Fund                                         March 13, 2000
>>  Real Estate Fund                                           March 13, 2000
>>  Value Fund                                                 March 13, 2000
>>  Small Cap Value Fund                                       March 13, 2000
>>  Equity Index Fund                                          March 13, 2000
>>  Large Company Value Fund                                   March 13, 2000

AMERICAN CENTURY MUTUAL FUNDS, INC.
>>  Balanced Fund                                              March 13, 2000
>>  Growth Fund                                                March 13, 2000
>>  Heritage Fund                                              March 13, 2000
>>  Select Fund                                                March 13, 2000
>>  Ultra Fund                                                 March 13, 2000
>>  Vista Fund                                                 March 13, 2000
>>  Capital Value Fund                                         March 13, 2000
>>  Veedot Fund                                                March 13, 2000
>>  Veedot Large-Cap Fund                                      March 13, 2000
>>  New Opportunities II Fund                                  May 1, 2001

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
>>  Equity Growth Fund                                         May 1, 2004
>>  Income & Growth Fund                                       May 1, 2004
>>  Small Company Fund                                         May 1, 2004

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
>>  Strategic Allocation: Aggressive Fund                      June 1, 2000
>>  Strategic Allocation: Conservative Fund                    June 1, 2000
>>  Strategic Allocation: Moderate Fund                        June 1, 2000

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>  Emerging Markets Fund                                      March 13, 2000
>>  International Growth Fund                                  March 13, 2000
>>  International Discovery Fund                               March 13, 2000
>>  Global Growth Fund                                         March 13, 2000
>>  Life Sciences Fund                                         June 1, 2000
>>  Technology Fund                                            June 1, 2000
>>  International Opportunities Fund                           May 1, 2001
>>  European Growth Fund                                       May 1, 2001

AMERICAN CENTURY INVESTMENT TRUST
>>  Diversified Bond Fund                                      August 1, 2001

AMERICAN CENTURY GOVERNMENT INCOME TRUST
>>  Inflation-Adjusted Bond Fund                               March 1, 2002

AMERICAN CENTURY MUNICIPAL TRUST
>>  Tax-Free Bond Fund                                         December 31, 2002

                                                                        page C-1

                                   SCHEDULE D

                               Advisor Class Funds

Fund                                                           Date of Agreement
----                                                           -----------------

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>  Equity Income Fund                                         March 13, 2000
>>  Value Fund                                                 March 13, 2000
>>  Real Estate Fund                                           March 13, 2000
>>  Small Cap Value Fund                                       March 13, 2000
>>  Large Company Value Fund                                   March 13, 2000

AMERICAN CENTURY GOVERNMENT INCOME TRUST
>>  Government Bond Fund (formerly Long-Term
      Treasury Fund)                                           March 13, 2000
>>  Government Agency Money Market Fund                        March 13, 2000
>>  Short-Term Government Fund                                 March 13, 2000
>>  Ginnie Mae Fund (formerly GNMA Fund)                       March 13, 2000
>>  Inflation-Adjusted Bond Fund (formerly
      Inflation-Adjusted Treasury Fund)                        March 13, 2000

AMERICAN CENTURY INTERNATIONAL BOND FUNDS
>>  International Bond Fund                                    March 13, 2000

AMERICAN CENTURY MUTUAL FUNDS, INC.
>>  Balanced Fund                                              March 13, 2000
>>  Growth Fund                                                March 13, 2000
>>  Heritage Fund                                              March 13, 2000
>>  Select Fund                                                March 13, 2000
>>  Ultra Fund                                                 March 13, 2000
>>  Vista Fund                                                 March 13, 2000
>>  Capital Value Fund                                         March 13, 2000
>>  Veedot Fund                                                March 13, 2000
>>  Veedot Large-Cap Fund                                      March 13, 2000

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
>>  Equity Growth Fund                                         May 1, 2004
>>  Income & Growth Fund                                       May 1, 2004
>>  Global Gold Fund                                           May 1, 2004
>>  Utilities Fund                                             May 1, 2004
>>  Small Company Fund                                         May 1, 2004

                                                                        page D-1

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
>>  Strategic Allocation: Aggressive Fund                      March 13, 2000
>>  Strategic Allocation: Conservative Fund                    March 13, 2000
>>  Strategic Allocation: Moderate Fund                        March 13, 2000

AMERICAN CENTURY TARGET MATURITIES TRUST
>>  Target 2005 Fund                                           March 13, 2000
>>  Target 2010 Fund                                           March 13, 2000
>>  Target 2015 Fund                                           March 13, 2000
>>  Target 2020 Fund                                           March 13, 2000
>>  Target 2025 Fund                                           March 13, 2000
>>  Target 2030 Fund                                           December 18, 2000

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>  Emerging Markets Fund                                      March 13, 2000
>>  International Growth Fund                                  March 13, 2000
>>  International Discovery Fund                               March 13, 2000
>>  Global Growth Fund                                         March 13, 2000
>>  Life Sciences Fund                                         June 1, 2000
>>  Technology Fund                                            June 1, 2000
>>  European Growth Fund                                       May 1, 2001

AMERICAN CENTURY INVESTMENT TRUST
>>  Prime Money Market Fund                                    March 13, 2000
>>  Diversified Bond Fund                                      August 1, 2001
>>  High Yield Fund                                            July 1, 2002

                                                                             D-2

                                   SCHEDULE E

                                  C Class Funds
Fund                                                           Date of Agreement
----                                                           -----------------

AMERICAN CENTURY CALIFORNIA TAX-FREE
AND MUNICIPAL FUNDS
>>  California High-Yield Municipal Fund                       May 1, 2001

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>  Equity Income Fund                                         May 1, 2001
>>  Value Fund                                                 May 1, 2001
>>  Small Cap Value Fund                                       May 1, 2001
>>  Large Company Value Fund                                   May 1, 2001

AMERICAN CENTURY GOVERNMENT INCOME TRUST
>>  Ginnie Mae Fund (formerly GNMA Fund)                       May 1, 2001

AMERICAN CENTURY INVESTMENT TRUST
>>  Prime Money Market Fund                                    May 1, 2001
>>  High Yield Fund                                            July 1, 2002
>>  Diversified Bond Fund                                      September 3, 2002

AMERICAN CENTURY MUNICIPAL TRUST
>>  High-Yield Municipal Fund                                  May 1, 2001
>>  Arizona Municipal Bond Fund                                February 27, 2004
>>  Florida Municipal Bond Fund                                February 27, 2004

AMERICAN CENTURY MUTUAL FUNDS, INC.
>>  Growth Fund                                                May 1, 2001
>>  Ultra Fund                                                 May 1, 2001
>>  Vista Fund                                                 May 1, 2001
>>  Heritage Fund                                              May 1, 2001
>>  Capital Growth Fund                                        February 27, 2004
>>  New Opportunities II Fund                                  September 3, 2002
>>  Select Fund                                                September 3, 2002

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
>>  Equity Growth Fund                                         May 1, 2004
>>  Income & Growth Fund                                       May 1, 2004

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
>>  Strategic Allocation:  Aggressive Fund                     May 1, 2001
>>  Strategic Allocation:  Moderate Fund                       May 1, 2001

AMERICAN CENTURY TARGET MATURITIES TRUST
>>  Target 2030 Fund                                           May 1, 2001

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>  International Growth Fund                                  May 1, 2001
>>  Global Growth Fund                                         May 1, 2001
>>  Life Sciences                                              May 1, 2001
>>  Technology Fund                                            May 1, 2001
>>  Emerging Markets Fund                                      May 1, 2001
>>  European Growth Fund                                       May 1, 2001

                                                                        page E-1

                                   SCHEDULE F

                                  Class I Funds
Fund                                                           Date of Agreement
----                                                           -----------------

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
>>  VP Balanced Fund                                           March 13, 2000
>>  VP Capital Appreciation Fund                               March 13, 2000
>>  VP International Fund                                      March 13, 2000
>>  VP Income & Growth Fund                                    March 13, 2000
>>  VP Value Fund                                              March 13, 2000
>>  VP Equity Index Fund                                       December 1, 2000
>>  VP Growth Fund                                             December 1, 2000
>>  VP Ultra Fund                                              December 1, 2000
>>  VP Vista Fund                                              December 1, 2000
>>  VP Global Growth Fund                                      December 1, 2000
>>  VP Mid Cap Value Fund                                      February 27, 2004

                                                                        page F-1

                                   SCHEDULE G

                                 Class II Funds
Fund                                                           Date of Agreement
----                                                           -----------------

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
>>  VP International Fund                                      May 24, 2001
>>  VP Income & Growth Fund                                    May 24, 2001
>>  VP Value Fund                                              May 24, 2001
>>  VP Ultra Fund                                              May 24, 2001
>>  VP Large Company Value Fund                                December 31, 2002
>>  VP Mid Cap Value Fund                                      February 27, 2004

AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
>>  VP Inflation Protection Fund                               December 31, 2002

                                                                        page G-1

                                   SCHEDULE H

                                 Class III Funds
Fund                                                           Date of Agreement
----                                                           -----------------

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
>>  VP International Fund                                      March 6, 2002
>>  VP Income & Growth Fund                                    March 6, 2002
>>  VP Value Fund                                              March 6, 2002
>>  VP Ultra Fund                                              March 6, 2002

                                                                        page H-1

                                   SCHEDULE I

                                  Class A Funds
Fund                                                           Date of Agreement
----                                                           -----------------

AMERICAN CENTURY MUTUAL FUNDS, INC.
>>  Select Fund                                                September 3, 2002
>>  New Opportunities II Fund                                  September 3, 2002
>>  Capital Growth Fund                                        February 27, 2004

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>  Value Fund                                                 September 3, 2002
>>  Large Company Value Fund                                   September 3, 2002

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>  International Growth Fund                                  September 3, 2002

AMERICAN CENTURY INVESTMENT TRUST
>>  Prime Money Market Fund                                    September 3, 2002
>>  Diversified Bond Fund                                      September 3, 2002
>>  High-Yield Fund                                            September 3, 2002

AMERICAN CENTURY CALIFORNIA TAX-FREE AND
MUNICIPAL FUNDS
>>  California High-Yield Municipal Fund                       September 3, 2002

AMERICAN CENTURY MUNICIPAL TRUST
>>  High-Yield Municipal Fund                                  September 3, 2002
>>  Arizona Municipal Bond Fund                                February 27, 2004
>>  Florida Municipal Bond Fund                                February 27, 2004

                                                                        page I-1

                                   SCHEDULE J

                                  Class B Funds
Fund                                                           Date of Agreement
----                                                           -----------------

AMERICAN CENTURY MUTUAL FUNDS, INC.
>>  Select Fund                                                September 3, 2002
>>  New Opportunities II Fund                                  September 3, 2002
>>  Capital Growth Fund                                        February 24, 2004

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>  Value Fund                                                 September 3, 2002
>>  Large Company Value Fund                                   September 3, 2002

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>  International Growth Fund                                  September 3, 2002

AMERICAN CENTURY INVESTMENT TRUST
>>  Prime Money Market Fund                                    September 3, 2002
>>  Diversified Bond Fund                                      September 3, 2002
>>  High-Yield Fund                                            September 3, 2002

AMERICAN CENTURY CALIFORNIA TAX-FREE AND
MUNICIPAL FUNDS
>>  California High-Yield Municipal Fund                       September 3, 2002

AMERICAN CENTURY MUNICIPAL TRUST
>>  High-Yield Municipal Fund                                  September 3, 2002
>>  Arizona Municipal Bond Fund                                February 27, 2004
>>  Florida Municipal Bond Fund                                February 27, 2004

                                                                        page J-1

                                   SCHEDULE K

                                Class C II Funds
Fund                                                           Date of Agreement
----                                                           -----------------

AMERICAN CENTURY MUTUAL FUNDS, INC.
>>  Select Fund                                                September 3, 2002
>>  New Opportunities II Fund                                  September 3, 2002

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>  Value Fund                                                 September 3, 2002
>>  Large Company Value Fund                                   September 3, 2002

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>  International Growth Fund                                  September 3, 2002

AMERICAN CENTURY INVESTMENT TRUST
>>  Prime Money Market Fund                                    September 3, 2002
>>  Diversified Bond Fund                                      September 3, 2002
>>  High-Yield Fund                                            September 3, 2002

AMERICAN CENTURY CALIFORNIA TAX-FREE AND
MUNICIPAL FUNDS
>>  California High-Yield Municipal Fund                       September 3, 2002

AMERICAN CENTURY MUNICIPAL TRUST
>>  High-Yield Municipal Fund                                  September 3, 2002

                                                                        Page K-1

                                   SCHEDULE L

                                  R Class Funds
Fund                                                           Date of Agreement
----                                                           -----------------

AMERICAN CENTURY MUTUAL FUNDS, INC.
>>  Growth Fund                                                August 29, 2003
>>  Ultra Fund                                                 August 29, 2003

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>  Equity Income Fund                                         August 29, 2003
>>  Large Company Value Fund                                   August 29, 2003

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>  International Growth Fund                                  August 29, 2003

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
>>  Income & Growth Fund                                       May 1, 2004
>>  Small Company Fund                                         May 1, 2004

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
>>  Strategic Allocation: Moderate Fund                        August 29, 2003

                                                                        page L-1

                                   SCHEDULE M

                                 Class IV Funds
Fund                                                           Date of Agreement
----                                                           -----------------

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
>>  VP International Fund                                      February 27, 2004

                                                                        page M-1